UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

Date of Report (Date of earliest event reported): February 18, 2015

FAR EAST ENERGY CORPORATION
(Exact name of registrant as specified in its charter)

Nevada	0-32455	88-0459590
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

333 N. Sam Houston Parkway East, Suite 230, Houston, Texas	77060
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (832) 598-0470

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On February 18, 2015, Far East Energy (Bermuda), Ltd. (the “Borrower”), a wholly-owned subsidiary of Far East Energy Corporation (the “Guarantor”), the Guarantor and Standard Chartered Bank (the “Lender”) entered into the Eighth Extension Agreement to the Facility Agreement (the “Eighth Extension Agreement”) to, among other things, extend the maturity date of the Facility Agreement from February 13, 2015 to March 31, 2015. Interest due on February 13, 2015 will be deferred to the new maturity date of March 31, 2015. The Eighth Extension Agreement contains certain customary representations, warranties, releases and confirmations.

The foregoing description of the Eighth Extension Agreement does not purport to be complete and is qualified in its entirety by reference to the Eighth Extension Agreement attached hereto as Exhibit 10.1, the Extension Agreement to the Facility Agreement attached as Exhibit 10.79 to the Form 10-K filed on March 31, 2014, the Second Extension Agreement to the Facility Agreement attached as Exhibit 10.1 to the Form 8-K filed on July 11, 2014, the Third Extension Agreement attached as Exhibit 10.1 to the Form 8-K filed on September 15, 2014, the Fourth Extension Agreement attached as Exhibit 10.1 to the Form 8-K filed on October 31, 2014, the Fifth Extension Agreement attached as Exhibit 10.1 to the Form 8-K filed on November 28, 2014, the Sixth Extension Agreement attached as Exhibit 10.1 to the Form 8-K filed on January 5, 2015, the Seventh Extension Agreement attached as Exhibit 10.1 to the Form 8-K filed on January 15, 2015, and to the Facility Agreement attached as Exhibit 10.1 to the Form 8-K filed on December 2, 2011, the first amendment thereto attached as Exhibit 10.1 to the Form 8-K filed on May 25, 2012, the second amendment thereto attached as Exhibit 10.1 to the Form 8-K filed on November 28, 2012, the third amendment thereto attached as Exhibit 10.1 to the Form 8-K filed on December 20, 2012, the fourth amendment thereto attached as Exhibit 10.3 to the Form 8-K filed on January 18, 2013, the fifth amendment thereto attached as Exhibit 10.4 to the Form 8-K filed on January 18, 2013, and the sixth amendment thereto attached as Exhibit 10.1 to the Form 8-K filed on December 31, 2013, which are each incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits.
(d)	Exhibits

Exhibit
Number	Description

10.1	Eighth Extension Agreement to the Facility Agreement, dated February 18, 2015, among Far East Energy (Bermuda), Ltd., Far East Energy Corporation and Standard Chartered Bank.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 19, 2015

Far East Energy Corporation

By:	/s/ Michael R. McElwrath
Michael R. McElwrath
Chief Executive Officer

Index to Exhibits

Exhibit
Number	Description

10.1	Eighth Extension Agreement to the Facility Agreement, dated February 18, 2015, among Far East Energy (Bermuda), Ltd., Far East Energy Corporation and Standard Chartered Bank.